SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) July 30, 2003

RMH Teleservices, Inc.

(Exact Name of Registrant as specified in its charter)

Pennsylvania	0-21333	23-2250564
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 Campus Boulevard, Newtown Square, PA	19073
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (610) 325-3100

(Former Name or Former Address, if Changed Since Last Report)

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

The following exhibit is filed with this Current Report on Form 8-K:

Exhibit No.	Description

99	Press release, dated July 30, 2003, captioned “RMH ANNOUNCES THIRD QUARTER RESULTS WITH 21% REVENUE INCREASE”

Item 12.	Results of Operations and Financial Condition.

On July 30, 2003, RMH Teleservices, Inc. (the “Company”) issued a press release announcing its financial results for the third quarter ended June 30, 2003. A copy of the press release is attached hereto as Exhibit 99.

The information hereunder shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RMH TELESERVICES, INC.

Dated: July 31, 2003	By:	JOHN R. SCHWAB
John R. Schwab Chief Financial Officer

EXHIBIT INDEX

The following exhibit is filed as part of this Current Report on Form 8-K:

Exhibit No.	Description

99*	Press release, dated July 30, 2003, captioned “RMH ANNOUNCES THIRD QUARTER RESULTS WITH 21% REVENUE INCREASE”

*	Filed electronically herewith.